MUNIHOLDINGS
NEW JERSEY
INSURED
FUND II, INC.



FUND LOGO




Annual Report

May 31, 1999





This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New Jersey Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniHoldings New Jersey
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MUNIHOLDINGS NEW JERSEY INSURED FUND II, INC.



The Benefits and
Risks of
Leveraging


MuniHoldings New Jersey Insured Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings New Jersey Insured Fund II, Inc., May 31, 1999


DEAR SHAREHOLDER

Since inception (September 25, 1998), the Common Stock of MuniHoldings New Jersey Insured Fund II, Inc. earned $0.533 per share income dividends, which included earned and unpaid dividends of $0.061. This represents a net annualized yield of 5.52%, based on a month-end per share net asset value of $14.16. Over the same period, the total investment return on the Fund's Common Stock was -2.46%, based on a change in per share net asset value from $15.00 to $14.16, and assuming reinvestment of $0.472 per share income dividends.

For the six-month period ended May 31, 1999, the total investment return on the Fund's Common Stock was -1.59%, based on a change in per share net asset value from $14.79 to $14.16, and assuming reinvestment of $0.393 per share income dividends.

For the six-month period ended May 31, 1999, the Fund's Auction
Market Preferred Stock had an average yield of 3.12% for Series A and 3.29% for Series B.

The Municipal Market Environment
Long-term bond yields generally moved higher during the six-month period ended May 31, 1999. Investor concern that increasingly strong domestic economic growth would eventually trigger inflationary pressures gradually pushed yields higher, despite the absence of visible increases in producer or retail prices. However, in May the combination of an unexpectedly strong consumer price report and a warning from the Federal Reserve Board that it was considering an eventual increase in short-term interest rates pushed long-term bond yields appreciably higher. By the end of May, US Treasury bond yields stood at 5.83%, an increase of 75 basis points (0.75%) during the six-month period. Long-term municipal bond yields followed a similar although muted pattern, as measured by the Bond Buyer Revenue Bond Index. Through April, tax-exempt bond yields traded in a relatively narrow range, at approximately 5.25%. During May, long-term municipal bond yields rose to end the month at 5.41%. During the six-month period ended May 31, 1999, tax-exempt bond yields rose just over 15 basis points.

The tax-exempt bond market's strong technical position has prevented municipal bond yields from increasing as much as their taxable counterparts in recent months. The principal factor promoting this technical support has been the decline of municipal bond issuance. During the six months ended May 31, 1999, less than $120 billion in new long-term tax-exempt securities was under-written, a decline of over 12% compared to the same period a year ago. During the three months ended May 31, 1999, municipalities issued less than $60 billion in long-term tax-exempt securities, a decline of nearly 20% compared to the May 31, 1998 quarter. During May 1999, municipalities issued $15 billion in long-term securities, a decline of nearly 40% compared to May 1998 levels. This represents the lowest May issuance since 1995. Additionally, retail and institutional demand remained positive, easily absorbing available issuance. Investor demand is likely to remain positive going forward since June and July usually are seasonally strong months. Traditionally, investors receive significant cash inflows from bond maturities and coupon payments during these months. Generally, $15 billion--$20 billion becomes available for reinvestment each month.

Recent outperformance by the municipal bond market has come at the expense of the very attractive yield ratios available in late 1998. At year-end 1998, long-term municipal revenue bond yields were 102% of comparable US Treasury bond yields. This ratio has declined as US Treasury bond yields have risen faster than tax-exempt bond yields. At the end of May, the yield ratio was approximately 92%, still well above the historic average of 86%--88%. This yield ratio may rise somewhat in the coming months if issue supply were to suddenly increase. However, yield ratios in excess of 100% are unlikely in the near future.

Further increases in bond yields are likely to be dependent on an acceleration in US economic growth. However, it is also likely that the increases in interest rates seen over recent months have yet to fully impact the US economy. For example, recent increases in mortgage rates have yet to slow home purchases or construction. Additionally, economic indicators of future price inflation, such as the price of gold or world commodity prices, all remain well contained. In such an environment, any moves by the Federal Reserve Board to slow economic growth are likely to be gradual and limited. Furthermore, any Federal Reserve Board action is also likely to keep inflation low in the United States for the remainder of 1999 and into 2000. This suggests that while interest rates may have further to rise, any increases are not likely to be major but are likely to be temporary should the US economy slow later this year.


Portfolio Strategy
We restructured the Fund's portfolio slightly during the six months ended May 31, 1999. Since the Fund's inception, our strategy was to aggressively invest in the long-term maturity range of the New Jersey insured market. However, the marketplace recently has been subject to tremendous volatility with a trend toward higher interest rates. As a result, we employed tactics that were somewhat more defensive over the past six months, including a general shortening of maturities for some of the Fund's holdings. However, we believe that the portfolio is still positioned for an eventual market recovery. New Jersey municipal bonds have outperformed the taxable arena to a large degree, and the overall municipal market to a lesser extent. This has provided a cushion for the Fund's net asset valuation as interest rates have moved higher.


In Conclusion
We appreciate your investment in MuniHoldings New Jersey Insured
Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



July 6, 1999





After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings New Jersey Insured Fund II, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




MuniHoldings New Jersey Insured Fund II, Inc., May 31, 1999



Portfolio Abbreviations


To simplify the listings of MuniHoldings New Jersey Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
EDA       Economic Development Authority
GO        General Obligation Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
VRDN      Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                 S&P       Moody's   Face                                                                       Value
STATE           Ratings    Ratings  Amount   Issue                                                            (Note 1a)
New Jersey--                                 Atlantic City, New Jersey, Municipal Utilities
96.9%                                        Revenue Bonds (a):
                  AAA       Aaa    $ 1,605     5% due 6/01/2022                                                $   1,575
                  AAA       Aaa      2,695     5% due 6/01/2029                                                    2,630

                  NR*       Aaa      2,000   Bayonne, New Jersey, Municipal Utilities Authority,
                                             Water System Revenue Bonds, 5% due 1/01/2028 (d)                      1,952

                                             Black Horse Pike, New Jersey, Regional School
                                             District, GO (b):
                  AAA       Aaa      2,370     4.75% due 12/01/2014                                                2,332
                  AAA       Aaa      2,780     4.75% due 12/01/2016                                                2,703
                  AAA       Aaa      1,175     4.75% due 12/01/2017                                                1,134

                  AAA       Aaa      1,000   Camden County, New Jersey, Improvement Authority,
                                             Revenue Refunding Bonds (Health System-Catholic Health East),
                                             Series B, 5.25% due 11/15/2011 (a)                                    1,029

                  AAA       Aaa      7,040   Casino Reinvestment Development Authority, New Jersey,
                                             Parking Fee Revenue Bonds, Series A, 5.25% due 10/01/2017 (c)         7,101

                  AAA       Aaa      8,900   Delaware River Port Authority of Pennsylvania and New Jersey
                                             Revenue Bonds (Port District Project), Series B, 5% due
                                             1/01/2026 (d)                                                         8,695

                  AAA       NR*      3,195   Hudson County, New Jersey, Improvement Authority, Facility
                                             Lease Revenue Refunding Bonds (Hudson County Lease Project),
                                             5.25% due 10/01/2012 (b)                                              3,302

                  AAA       Aaa      1,460   Jersey City, New Jersey, Municipal Utilities Authority,
                                             Sewer Revenue Refunding Bonds, 5.25% due 12/01/2012 (c)               1,519

                  AAA       Aaa      4,250   Middlesex County, New Jersey, COP, Refunding, 5% due
                                             2/15/2019 (d)                                                         4,197

                  AAA       Aaa      2,560   Middlesex County, New Jersey, Improvement Authority,
                                             Utility System Revenue Refunding Bonds (Perth Amboy Franchise
                                             Project), Series A, 5% due 9/01/2029 (a)                              2,497

                                             Montgomery Township, New Jersey, Board of Education, COP (d):
                  NR*       Aaa      2,000     4.75% due 9/01/2018                                                 1,924
                  NR*       Aaa      1,100     4.875% due 9/01/2023                                                1,060

                                             Moorestown Township, New Jersey, School District, GO (b):
                  AAA       Aaa      1,180     4.90% due 1/01/2021                                                 1,154
                  AAA       Aaa      1,315     4.95% due 1/01/2023                                                 1,291

                  AAA       Aaa      1,405   New Brunswick, New Jersey, Housing Authority, Lease Revenue
                                             Refunding Bonds (Rutgers University), 5% due 7/01/2013 (b)            1,414

                                             New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                             (Fellowship Village), Series A:
                  BBB-      NR*      3,500     5.50% due 1/01/2018                                                 3,430
                  BBB-      NR*      3,000     5.50% due 1/01/2025                                                 2,881

                  A1+       VMIG1++  2,000   New Jersey EDA, Natural Gas Facilities Revenue Bonds
                                             (NUI Corporation Project), VRDN, AMT, Series A, 3.25%
                                             due 6/01/2026 (a)(f)                                                  2,000

                  AAA       Aaa      1,430   New Jersey EDA, Parking Facility Revenue Bonds
                                             (Elizabeth Development Company Project), 5.60% due
                                             10/15/2019 (b)                                                        1,503

                                             New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                  AAA       Aaa      7,000     (American Water Company Inc.), Series A, 5.25%
                                               due 7/01/2038 (b)                                                   6,942
                  AAA       Aaa      2,500     RITR, Series 35, 7.02% due 2/01/2038 (d)(e)                         2,532

                  A1+       VMIG1++    400   New Jersey EDA, Water Facilities Revenue Refunding
                                             Bonds (United Water New Jersey Inc. Project), VRDN,
                                             Series A, 3.35% due 11/01/2026 (a)(f)                                   400

                                             New Jersey Health Care Facilities Financing Authority,
                                             Revenue Refunding Bonds:
                  AAA       Aaa      6,750     (Atlantic Health Systems Hospital Corporation),
                                               Series A, 5% due 7/01/2027 (a)                                      6,581
                  AAA       Aaa      6,750     (JFK Medical Center--Hartwyck), 5% due 7/01/2025 (d)                6,586
                  AAA       Aaa      3,000     (Medical Center at Princeton Obligation Group),
                                               5% due 7/01/2023 (a)                                                2,938
                  AAA       Aaa      3,000     (Saint Barnabas Health), Series B, 5.25% due 7/01/2013 (d)          3,061
                  NR*       Aaa        605     (Saint Barnabas Medical Center), Series A, 5% due 7/01/2023 (d)       593

                                             New Jersey State Educational Facilities Authority
                                             Revenue Bonds:
                  AAA       Aaa      3,805     (Higher Education Facilities Trust Fund), Series A,
                                               5.125% due 9/01/2009 (a)                                            3,949
                  AA+       Aaa      1,825     (Institute for Advanced Study), Series G, 5% due 7/01/2028          1,789

                                             New Jersey State Higher Education Assistance Authority,
                                             Student Loan Revenue Bonds, AMT, Series A (d):
                  AAA       NR*      1,535     5.125% due 6/01/2014                                                1,536
                  AAA       NR*      4,000     5.25% due 6/01/2018                                                 4,009

                  AAA       Aaa      2,800   New Jersey State Housing and Mortgage Finance Agency
                                             Revenue Bonds, Home Buyer, AMT, Series U, 5.85% due
                                             4/01/2029 (d)                                                         2,930

                                             New Jersey State Housing and Mortgage Finance Agency,
                                             Revenue Refunding Bonds, Home Buyer (d):
                  AAA       Aaa        500     AMT, Series X, 5.35% due 4/01/2029                                    503
                  AAA       Aaa      3,000     Series V, 5.25% due 4/01/2026                                       3,012

                  AAA       NR*      3,280   Port Authority of New York and New Jersey, Revenue Bonds,
                                             RIB, Series 50, 7.109% due 1/15/2032 (d)(e)                           3,381

                  A1+       VMIG1++  3,700   Port Authority of New York and New Jersey, Special
                                             Obligation Revenue Refunding Bonds (Versatile Structure
                                             Obligation), VRDN, Series 3, 3.35% due 6/01/2020 (f)                  3,700

                  AAA       Aaa      3,000   Rutgers State University, New Jersey, Revenue Bonds,
                                             Series A, 4.75% due 5/01/2029 (a)                                     2,813

                                             South Jersey Transportation Authority, New Jersey,
                                             Transportation System Revenue Bonds (a):
                  AAA       Aaa      4,000     5% due 11/01/2017                                                   3,962
                  AAA       Aaa      1,900     5.125% due 11/01/2022                                               1,888

                  NR*       Aaa      6,880   Union County, New Jersey, Utilities Authority, RITR,
                                             AMT, Series 38, 7.07% due 6/01/2020 (a)(e)                            7,164

                                             Union County, New Jersey, Utilities Authority, Revenue
                                             Refunding Bonds, AMT (a):
                  AAA       Aaa      5,500     County Deficiency, Series A-2, 5% due 6/15/2028                     5,328
                  AAA       Aaa      5,000     Senior Lease  (Ogden Martin), Series A, 5% due 6/01/2014            4,943

                                             Wall Township, New Jersey, School District, GO (c):
                  AAA       Aaa      2,250     4.50% due 7/15/2018                                                 2,091
                  AAA       Aaa      2,640     4.75% due 7/15/2022                                                 2,517



MuniHoldings New Jersey Insured Fund II, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
                 S&P       Moody's   Face                                                                       Value
STATE           Ratings    Ratings  Amount   Issue                                                            (Note 1a)
Puerto Rico--     AAA       Aaa    $   640   Puerto Rico Commonwealth, GO, 5.40% due 7/01/2025 (a)             $     651
4.7%
                  AAA       Aaa      6,000   Puerto Rico Electric Power Authority, Power Revenue
                                             Bonds, Series DD, 5% due 7/01/2028 (d)                                5,830

                  AAA       Aaa        500   Puerto Rico Public Buildings Authority Revenue Bonds
                                             (Government Facilities), Series B, 5% due 7/01/2027 (a)                 486

                  Total Investments (Cost--$152,256)--101.6%                                                     149,438

                  Liabilities in Excess of Other Assets--(1.6%)                                                   (2,343)
                                                                                                               ---------
                  Net Assets--100.0%                                                                           $ 147,095
                                                                                                               =========


               (a)AMBAC Insured.
               (b)FGIC Insured.
               (c)FSA Insured.
               (d)MBIA Insured.
               (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
               (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
                 *Not Rated.
                ++Highest short-term rating by Moody's Investors Service, Inc.
                  Ratings of issues shown have not been audited by Ernst & Young LLP.

                  See Notes to Financial Statements.



QUALITY PROFILE


The quality ratings of securities in the Fund as of May 31, 1999 were as follows:
                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      93.2%
BBB/Baa                                       4.3
Other++                                       4.1

[FN]
++Temporary investments in short-term municipal securities.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of May 31, 1999
Assets:             Investments, at value (identified cost--$152,255,917)(Note 1a)                          $149,437,717
                    Cash                                                                                          83,177
                    Receivables:
                      Securities sold                                                      $  5,302,112
                      Interest                                                                2,709,605        8,011,717
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      10,796
                    Prepaid expenses and other assets                                                             13,879
                                                                                                            ------------
                    Total assets                                                                             157,557,286
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   10,059,368
                      Dividends to shareholders (Note 1f)                                       189,531
                      Offering costs (Note 1e)                                                  101,128
                      Investment adviser (Note 2)                                                43,655       10,393,682
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        68,358
                                                                                                            ------------
                    Total liabilities                                                                         10,462,040
                                                                                                            ------------

Net Assets:         Net assets                                                                              $147,095,246
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.10 per share (2,400 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                   $ 60,000,000
                      Common Stock, par value $.10 per share (6,151,635 shares
                      issued and outstanding)                                              $    615,164
                    Paid-in capital in excess of par                                         90,851,407
                    Undistributed investment income--net                                        401,833
                    Accumulated realized capital losses on investments--net (Note 5)         (1,954,958)
                    Unrealized depreciation on  investments--net                             (2,818,200)
                                                                                           ------------
                    Total--Equivalent to $14.16 net asset value per share of
                    Common Stock (market price--$12.9375)                                                     87,095,246
                                                                                                            ------------
                    Total capital                                                                           $147,095,246
                                                                                                            ============


*Auction Market Preferred Stock.
See Notes to Financial Statements.



MuniHoldings New Jersey Insured Fund II, Inc., May 31, 1999

STATEMENT OF OPERATIONS

For the Period September 25, 1998++ to May 31, 1999
Investment          Interest and amortization of premium and discount earned                                $  4,887,915
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    531,241
                    Commission fees (Note 4)                                                     90,936
                    Accounting services (Note 2)                                                 36,517
                    Professional fees                                                            33,676
                    Transfer agent fees                                                          25,830
                    Directors' fees and expenses                                                 18,332
                    Listing fees                                                                 10,913
                    Printing and shareholder reports                                              9,271
                    Custodian fees                                                                6,747
                    Pricing fees                                                                  2,821
                    Amortization of organization expenses (Note 1e)                               2,454
                    Other                                                                         4,218
                                                                                           ------------
                    Total expenses before reimbursement                                         772,956
                    Reimbursement of expenses (Note 2)                                         (375,291)
                                                                                           ------------
                    Total expenses after reimbursement                                                           397,665
                                                                                                            ------------
                    Investment income--net                                                                     4,490,250
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,954,958)
Unrealized Loss on  Unrealized depreciation on investments--net                                               (2,818,200)
Investments--Net                                                                                            ------------
(Notes 1b, 1d       Net Decrease in Net Assets Resulting from Operations                                    $   (282,908)
& 3):                                                                                                       ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                          Sept. 25, 1998++
                                                                                                              to May 31,
                    Increase (Decrease) in Net Assets:                                                           1999
Operations:         Investment income--net                                                                 $   4,490,250
                    Realized loss on investments--net                                                         (1,954,958)
                    Unrealized depreciation on investments--net                                               (2,818,200)
                                                                                                           -------------
                    Net decrease in net assets resulting from operations                                        (282,908)
                                                                                                           -------------
Dividends to        Investment income--net:
Shareholders          Common Stock                                                                            (2,894,873)
(Note 1f):            Preferred Stock                                                                         (1,193,544)
                                                                                                           -------------
                    Net decrease in net assets resulting from dividends to shareholders                       (4,088,417)
                                                                                                           -------------

Capital Stock       Proceeds from issuance of Common Stock                                                    91,425,000
Transactions        Proceeds from issuance of Preferred Stock                                                 60,000,000
(Notes 1e & 4):     Value of shares issued to Common Stock shareholders in reinvestment of dividends             735,916
                    Offering costs resulting from the issuance of Common Stock                                  (200,945)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (593,405)
                                                                                                           -------------
                    Net increase in net assets derived from capital stock transactions                       151,366,566
                                                                                                           -------------

Net Assets:         Total increase in net assets                                                             146,995,241
                    Beginning of period                                                                          100,005
                                                                                                           -------------
                    End of period*                                                                         $ 147,095,246
                                                                                                           =============

                   *Undistributed investment income--net                                                   $     401,833
                                                                                                           =============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



MuniHoldings New Jersey Insured Fund II, Inc., May 31, 1999

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                       Sept. 25, 1998++ to
                    Increase (Decrease) in Net Asset Value:                                                 May 31, 1999
Per Share           Net asset value, beginning of period                                                   $       15.00
Operating                                                                                                  -------------
Performance:        Investment income--net                                                                           .73
                    Realized and unrealized loss on investments--net                                                (.78)
                                                                                                           -------------
                    Total from investment operations                                                                (.05)
                                                                                                           -------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                                        (.47)
                                                                                                           -------------
                    Capital charge resulting from issuance of Common Stock                                          (.03)
                                                                                                           -------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                      Investment income--net                                                                        (.19)
                      Capital charge resulting from issuance of Preferred Stock                                     (.10)
                                                                                                           -------------
                    Total effect of Preferred Stock activity                                                        (.29)
                                                                                                           -------------
                    Net asset value, end of period                                                         $       14.16
                                                                                                           =============
                    Market price per share, end of period                                                  $     12.9375
                                                                                                           =============

Total Investment    Based on market price per share                                                              (10.88%)+++
Return:**                                                                                                  =============
                    Based on net asset value per share                                                            (2.46%)+++
                                                                                                           =============

Ratios Based on     Total expenses, net of reimbursement***                                                         .66%*
Average Net Assets                                                                                         =============
of Common Stock:    Total expenses***                                                                              1.29%*
                                                                                                           =============
                    Total investment income--net***                                                                7.49%*
                                                                                                           =============
                    Amount of dividends to Preferred Stock shareholders                                            1.99%*
                                                                                                           =============
                    Investment  income--net, to Common Stock shareholders                                          5.50%*
                                                                                                           =============

Ratios Based        Expenses, net of reimbursement                                                                  .41%*
on Total                                                                                                   =============
Average Net         Total expenses                                                                                  .80%*
Assets:++++++***                                                                                           =============
                    Total investment income--net                                                                   4.65%*
                                                                                                           =============

Ratios Based on     Dividends to Preferred Stock shareholders                                                      3.26%*
Average Net                                                                                                =============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                       $      87,095
Data:                                                                                                      =============
                    Preferred Stock outstanding, end of period (in thousands)                              $      60,000
                                                                                                           =============
                    Portfolio turnover                                                                            92.47%
                                                                                                           =============

Leverage:           Asset coverage per $1,000                                                              $       2,452
                                                                                                           =============

Dividends Per       Series A--Investment income--net                                                       $         489
Share On                                                                                                   =============
Preferred Stock     Series B--Investment income--net                                                       $         506
Outstanding:                                                                                               =============


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on October 19, 1998.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings New Jersey Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. Prior to commencement of operations on September 25, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 18, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MWJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities and assets with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


MuniHoldings New Jersey Insured Fund II, Inc., May 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 25, 1998 to May 31, 1999, FAM earned fees of $531,241, of which $357,632 was voluntarily waived. In addition, FAM also reimbursed the Fund $17,659 in additional expenses.

During the period September 25, 1998 to May 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $450,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 25, 1998 to May 31, 1999 were $266,501,824 and $118,294,800, respectively.

Net realized gains (losses) for the period September 25, 1998 to May 31, 1999 and net unrealized losses as of May 31, 1999 were as follows:

                                    Realized      Unrealized
                                 Gains (Losses)     Losses

Long-term investments            $ (1,958,932)   $(2,818,200)
Financial futures contracts             3,974             --
                                 ------------    -----------
Total                            $ (1,954,958)   $(2,818,200)
                                 ============    ===========

As of May 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $2,818,200, of which $25,680 related to appreciated and $2,843,880 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $152,255,917.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period September 25, 1998 to May 31, 1999 increased by 6,095,000 as a result of the initial offering and by 49,968 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 1999 were as follows: Series A, 3.20% and Series B, 3.30%.

In connection with the offering of AMPS, the Board of Directors reclassified 2,400 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period September 25, 1998 to May 31, 1999 increased by 2,400 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 25, 1998 to May 31, 1999, MLPF&S, an affiliate of FAM, earned
$73,944 as commissions.


5. Capital Loss Carryforward:
At May 31, 1999, the Fund had a net capital loss carryforward of approximately $523,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On June 9, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.060907 per share, payable on June 29, 1999 to shareholders of record as of June 23, 1999.


<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings New Jersey Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New Jersey Insured Fund II, Inc., including the schedule of investments, as of May 31, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period from September 25, 1998 (commencement of operations) to May 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund II, Inc., at May 31, 1999 and the results of its operations, the changes in its net assets and the financial highlights for the period from September 25, 1998 to May 31, 1999, in conformity with generally accepted accounting principles.


Princeton, New Jersey
June 24, 1999
</AUDIT-REPORT>


MuniHoldings New Jersey Insured Fund II, Inc., May 31, 1999


MANAGED DIVIDEND POLICY (unaudited)


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


YEAR 2000 ISSUES (unaudited)


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniHoldings New Jersey Insured Fund II, Inc. during its taxable year ended May 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary


Gerald M. Richard, Treasurer of MuniHoldings New Jersey Insured Fund II, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJWhitehall Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MWJ